MID PENN BANCORP INC.

Annual Meeting of Shareholders

May 16, 2017

MID PENN BANCORP INC.

Robert C. Grubic

Chairman of the Board

Rory G. Ritrievi

President & CEO

Cautionary Notice Regarding Forward-Looking Statements

MID PENN BANCORP INC.

This presentation and management's related discussion may include projections and forward-looking statements regarding events or the future financial performance of Mid Penn Bancorp, Inc. and its subsidiary, Mid Penn Bank (collectively, "Mid Penn"). Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the control of Mid Penn and cause actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied by forward-looking statements.

Any statement, other than a statement of historical fact, could be a forward-looking statement. When we use words such as "believe", expect", "anticipate", "may", "will", "assume", "indicate", "should", "would", "estimate", "plan", "project", "target", "continue", "intend" or other similar words or expressions, we are making forward-looking statements.

Risks, uncertainties, and other factors affecting Mid Penn include, but are not limited to:

- the effects of future changes in economic, business and market conditions;
- the effects of changes in banking, securities and tax laws, and other applicable regulations;
- changes in accounting policies, rules and practices;
- the effects of competition, including local, regional, and national financial services providers;
- changes in value of collateral securing loans, including commercial and residential real estate;

Cautionary Notice Regarding Forward-Looking Statements

MID PENN BANCORP INC.

Risks, uncertainties, and other factors affecting Mid Penn (continued):

- the risk of changes in interest rates on deposits, loans, securities, borrowings, and other interest-sensitive assets and liabilities;
- the potential ineffectiveness of certain elements of business strategies, including the ability to grow or to manage growth; credit risks, and the possibility that actual loan losses may differ from the estimates underlying the provision and reserve for possible loan losses;
- the possibility that merger and acquisition activities will not result in anticipated cost savings or projected business integration synergies;
- Changes in information technology, and related costs and risks to both implementing new systems, and maintaining the effectiveness of operating systems and data security;
- volatility in securities markets, and the related risk of decreases in both the value of Mid Penn Bancorp, Inc. common stock and investment securities owned by the company;
- changes in the cost of capital and access to capital markets; and
- other risk factors, including those discussed in documents filed by Mid Penn Bancorp, Inc. with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2016.

Investors are cautioned not to place undue reliance on these projections and forward-looking statements. We do not undertake to update any projections or forward-looking statements, whether written or oral, that may be included in this presentation or during management's related discussion.

Profile of Mid Penn Bancorp



Eastville
Milton
Berwick
Bloomsburg
Freeland
Lewisburg
Danville
Hazleton
Zion Grove
Laurelton
Sunbury
Elysburg
Shenandoah
Selinsgrove
Shamokin
Tamaqua
Beavertown
West Penn
Port Trevorton
Lynnport
Schuylkill Haven
Albany
Goodville
Pine Grove
Hamburg
Newport
Ft Indiantown Gap
Fredericksburg
Fleetwood
New Bloomfield
Muhlenberg
Linglestown
Womelsdorf
Reading
Lebanon
Hershey
Cocalico
Robeson Crossing
Denver
Carlisle
Ephrata
Warwick
Elizabethtown
Lititz
Mount Holly Springs
Conewago Heights
Landisville
Leola
East Earl
Latimore
Columbia
Lancaster
Salisbury Heights
Emigsville
York
Willow Street
Coatesville
bing

MID PENN BANCORP INC.

As of December 31, 2016 (000s):

Total Assets:	$1,032,599
Total Loans:	$ 815,883
Total Deposits:	$ 935,373

Mid Penn Bancorp, Inc. is the largest commercial bank headquartered in Dauphin County, Pennsylvania, with 22 retail banking offices across six counties.

MID PENN BANK

Miners BANK
A Division of MID PENN BANK

Industry Recognition

MID PENN BANCORP INC.

- Named one of the "Top 200 Community Banks" by American Banker Magazine (4th consecutive year)
- Recipient of the "Grow Your Community Award" from the Pennsylvania Association of Community Bankers (3rd consecutive year)

MID PENN BANK

Miners BANK
A Division of MID PENN BANK

Experienced Leadership

MID PENN BANCORP INC.

Executive	Position	Years at MPB	Years in Industry
Rory G. Ritrievi	President & Chief Executive Officer	8	30
Scott W. Micklewright	EVP & Chief Lending Officer	8	11
Kelly K. Neiderer	EVP & Chief Retail Officer	4	27
Joseph L. Paese, CFP	EVP & Director of Trust & Wealth Management	2	33
Michael D. Peduzzi, CPA	EVP & Chief Financial Officer	2	18
Justin T. Webb	EVP & Chief Risk Officer	4	11
Amy M. Barnett	SVP & Senior Compliance Officer	7	18
Roberta A. Hoffman	SVP & Director of Human Resources	41	41
John Paul Livingston	SVP & Chief Technology Officer	7	14
Paul F. Spiegel	SVP & Senior Operations Manager	6	31
Margaret E. Steinour	SVP & Senior Loan Operations Manager	5	12
Cindy L. Wetzel	VP & Corporate Secretary	37	37
	Averages:	11	24

Key Accomplishments - 2016

MID PENN BANCORP INC.

- **Record Net Income** of over $7.8 million in 2016
- Earnings Per Share (EPS) of $1.85 in 2016, an increase of 26% compared to EPS of $1.47 in 2015



Net Income Available to Common Shareholders
(Dollars in 000s)
$4,437
$4,616
$5,351
$6,038
$7,804
2012
2013
2014
2015
2016

Key Accomplishments - 2016

MID PENN BANCORP INC.

- **Total Return to Shareholders of $8.41 or 52% per share**
  - Common stock price appreciation of $7.73 per share (from a closing price of $16.10 on Dec. 31, 2015, to a closing price of $23.83 on Dec. 31, 2016)
  - Cash dividends declared of $0.68 per share



Dividends Declared Per Common Share
$0.25
$0.25
$0.45
$0.44
$0.68
2012
2013
2014
2015
2016

Increasing Shareholder Value

MID PENN BANCORP INC.

- **Five-Year Return:** $100 invested in MPB Stock as of Dec. 31, 2011 and held for the full five years through Dec. 31, 2016 returned over **264%**



400.00
300.00
200.00
100.00
100.00
152.24
199.14
222.29
236.54
364.17
117.25
137.31
148.21
162.2
188.51
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
Mid Penn Bancorp, Inc.
Mid-Atlantic Custom Peer Group*

* Peer group of 111 Mid-Atlantic commercial banks with assets less than $1 billion.

Increasing Shareholder Value

MID PENN BANCORP INC.


Tangible Book Value Per Common Share
$13.19
$13.35
$15.13
$15.49
$15.59
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Dec. 31, 2016

- As of December 31, 2016, the closing price of MPB stock was $23.83, resulting in a the Price to Tangible Book Value multiple of **1.5x**

Franchise Expansion

MID PENN BANCORP INC.

- During 2016, Mid Penn's total assets grew 11% to over $1 Billion.



Total Assets
(Dollars in millions)
$705
$713
$756
$932
$1,033
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Dec. 31, 2016

Franchise Expansion

MID PENN BANCORP INC.

- Mid Penn Bank recently added two new retail offices in Lancaster County (in Manheim Twp. on the Oregon Pike, and near New Holland, PA).
- A new Miners Bank branch will open in the 2nd Quarter of 2017 in Schuylkill County (Orwigsburg, PA), and Mid Penn Bank has made application to the banking regulators seeking approval to re-establish a retail office in Halifax, PA in Dauphin County.

MID PENN BANK

Miners BANK
A Division of MID PENN BANK

Franchise Expansion

MID PENN BANCORP INC.

- On March 29, 2017, Mid Penn Bancorp, Inc. announced the signing of a definitive merger agreement which calls for Mid Penn Bancorp to acquire The Scottdale Bank and Trust Company in a transaction valued at approximately $59 million. The merger will expand Mid Penn's footprint into Western Pennsylvania's Westmoreland and Fayette counties. The combined company is projected to have over $1.3 billion in assets upon completion of the merger.
- Mid Penn expects the transaction will be immediately accretive to Tangible Book Value per Share, and will materially increase their capital ratios to provide additional capacity for future growth.

Sustained Loan Growth

MID PENN BANCORP INC.

- During 2016, Mid Penn Bank's total loans grew to $816 million, an increase of $77 million or over 10% for the year. Excluding the impact of loans acquired in the 2015 Phoenix Bancorp acquisition, the organic compound annual growth rate (CAGR) from Dec. 31, 2012 to Dec. 31, 2016 was 11.4%.


Total Loans
(Dollars in millions)
11.4%
Average
Annual
Growth!
$484
$546
$572
$739
$816
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Dec. 31, 2016

Loan Portfolio Composition

MID PENN BANCORP INC.


Commercial and Industrial, 21%
Residential Mortgage and Consumer, 17%
Commercial Real Estate, 62%

Dec. 31, 2016


Commercial and Industrial, 22%
Residential Mortgage and Consumer, 19%
Commercial Real Estate, 59%

Dec. 31, 2015

The average yield on loans was 4.78% in 2016 and 4.85% in 2015.

Loan Asset Quality

MID PENN BANCORP INC.

- Nonperforming assets (NPAs), which includes nonaccrual loans, troubled debt restructurings, and foreclosed real estate, favorably decreased to $5.8 million as of Dec. 31, 2016, compared to $6.1 million as of Dec. 31, 2015.


NPAs/Total Assets
1.86
1.78
1.52
0.65
0.56
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Dec. 31, 2016

Loan Asset Quality

MID PENN BANCORP INC.

- The Texas Ratio measures the sum of nonperforming assets plus 90-day past due loans, divided by the sum of tangible equity plus the allowance for loan losses. Measures of 100 or more are an adverse warning sign.



Texas Ratio
25.3
23.8
19.3
8.5
7.9
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Dec. 31, 2016

Strong Deposit Growth

MID PENN BANCORP INC.

➢ During 2016, Mid Penn Bank's total deposits grew to $935 million, an increase of $158 million or over 20% for the year. Excluding the impact of deposits assumed in the 2015 Phoenix Bancorp acquisition, the compound annual growth rate (CAGR) from Dec. 31, 2012 to Dec. 31, 2016 was 10.6%.


Total Deposits
(Dollars in millions)
10.6% Average Annual Growth!
$625
$608
$637
$777
$935
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Dec. 31, 2016

Steady Deposit Mix and Cost

MID PENN BANCORP INC.


Noninterest Bearing Demand, 13%
Time, 20%
Savings, 6%
Money Market, 27%
Interest Bearing Demand, 34%

Dec. 31, 2016


Noninterest Bearing Demand, 13%
Time, 21%
Savings, 7%
Money Market, 27%
Interest Bearing Demand, 32%

Dec. 31, 2015

The average cost of all deposits was 0.51% in 2016 and 0.52% in 2015.

Cost of Funds


Cost of Funds (Deposits and Debt)
2.08%
1.68%
1.20%
0.86%
0.71%
0.64%
0.67%
2010
2011
2012
2013
2014
2015
2016

Net Interest Margin

MID PENN BANCORP INC.


Net Interest Margin
Year Ending December 31
3.63%
3.70%
3.80%
3.58%
3.99%
3.60%
4.03%
3.13%
3.82%
3.11%
2012
2013
2014
2015
2016
Mid Penn Bank
Pennsylvania Banks

Noninterest Expenses



Efficiency Ratio
Year Ended December 31
70.07%
70.47%
69.55%
72.58%
63.91%
71.79%
69.29%
72.44%
68.97%
71.32%
2012
2013
2014
2015
2016
Mid Penn Bank
Pennsylvania Banks

1st Quarter 2017 Results

MID PENN BANCORP INC.

	For the Quarter Ended (Unaudited; Dollars in 000s except per share data)		% Change
	Mar. 31, 2017	Mar. 31, 2016	Mar. 2017 vs. Mar. 2016
Net Interest Income	$9,175	$8,415	9.0%
Provision for Loan Losses	(125)	(340)	-63.2%
	9,050	8,075	12.1%
Noninterest Income	1,436	1,232	16.6%
Noninterest Expense	(7,802) A	(6,982)	11.7%
Income Before Taxes	2,684	2,325	15.4%
Provision for Income Taxes	(690)	(520)	32.7%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,994	$1,805	10.5%
Earnings Per Share (Fully Diluted)	$0.47	$0.43	9.3%

A: *Includes $210k of nonrecurring merger-related expenses.*

1st Quarter 2017 Results

MID PENN BANCORP INC.

(Dollars in 000s)	Mar. 31, 2017	Dec. 31, 2016	Mar. 31, 2016	% Change - Mar. '17 vs. Mar. '16
GROWTH:				
Total Assets	$1,072,938	$1,032,599	$960,987	11.6%
Total Loans	$836,255	$815,883	$746,452	12.0%
Total Deposits	$971,887	$935,373	$832,581	16.7%
PERFORMANCE:				
Net Interest Margin	3.82%	3.82%	3.95%	
Efficiency Ratio *	69.0%	70.1%	69.2%	
ASSET QUALITY:				
ALLL to Nonperforming Loans	139.00%	129.77%	137.95%	
NPAs to Loans+OREO	0.67%	0.71%	0.73%	
CAPITAL:				
Common Tier 1 Ratio	8.8%	9.1%	9.2%	
Tangible BV Per Share	$16.04	$15.59	$15.77	

** Excludes nonrecurring merger-related expenses*

Prospective Merger
Pro Forma Data

MID PENN BANCORP INC.

(Dollars in 000's)	Mid Penn Bancorp (Per 12/31/2106 Form 10-K)		The Scottdale Bank & Trust Co. (Per 12/31/2016 Call Report)		Pro Forma Combined Mid Penn Bancorp (12/31/2016 Assumed Transaction Date)		
Total Assets	$	1,032,599	$	263,308	$	1,295,907	
Total Loans	$	813,924	$	63,379	$	877,303	
Total Deposits	$	935,373	$	215,986	$	1,151,359	
GAAP Equity Capital	$	70,467	$	45,501	$	123,703	(a)
Legal Lending Limit	$	12,653	$	6,637	$	19,204	(b)
Loan-to-Deposit Ratio		87.0%		29.3%		76.2%	

(a) Projects an acquisition premium of 30% of Scottdale tangible book value, and consideration of 90% MPB stock and 10% cash.

(b) Reflects 15% of projected combined Tier 1 Capital + ALLL